CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/28/2005

[$1,461,750,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100.00]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	13.4%
% South_CA	18.6%
% Silent/Second	42.7%
WA CLTV for SilentSeconds	99.0%
WA DTI for SilentSeconds	42.4%
% SilentSeconds & IO	19.3%
WA CLTV for SilentSeconds & IO	99.3%
WA DTI for SilentSecond & IO	42.7%

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
476 - 500	18	4,539,183	0.3	8.47	75.8	499	44.5
501 - 525	312	59,221,574	4.0	8.42	73.7	513	42.5
526 - 550	441	78,985,154	5.3	8.01	74.7	538	42.2
551 - 575	645	120,636,573	8.2	7.63	79.2	564	41.1
576 - 600	1,246	200,704,781	13.6	7.34	81.0	589	41.5
601 - 625	1,414	256,310,504	17.4	7.09	81.6	613	41.5
626 - 650	1,410	268,905,964	18.2	6.97	81.4	638	41.3
651 - 675	1,023	216,642,227	14.7	6.90	82.2	662	41.8
676 - 700	554	122,487,768	8.3	6.79	82.1	686	41.8
701 - 725	303	71,221,326	4.8	6.78	82.1	712	42.1
726 - 750	178	42,529,707	2.9	6.69	81.5	737	41.9
751 - 775	99	22,142,509	1.5	6.66	81.7	762	40.4
776 - 800	42	10,035,154	0.7	6.52	77.2	785	44.2
801 - 825	7	2,134,950	0.1	6.75	83.0	807	39.4
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
526 - 550	2	373,505	0.1	6.98	59.1	529	22.5
551 - 575	12	3,768,070	0.9	6.88	80.0	567	39.4
576 - 600	124	31,916,792	7.3	7.04	80.5	590	41.0
601 - 625	287	76,959,946	17.5	6.81	81.5	614	42.2
626 - 650	402	104,883,748	23.9	6.67	80.1	638	41.9
651 - 675	351	98,603,567	22.4	6.68	81.0	662	42.0
676 - 700	185	54,811,896	12.5	6.52	80.7	686	41.9
701 - 725	108	32,853,012	7.5	6.47	80.2	712	42.5
726 - 750	70	20,428,732	4.7	6.45	80.4	737	43.6
751 - 775	33	9,727,933	2.2	6.54	79.2	762	39.5
776 - 800	14	4,338,020	1.0	6.33	79.2	787	46.2
801 - 825	1	640,000	0.1	6.49	80.0	803	35.2
Total:	1,589	439,305,220	100.0	6.67	80.6	656	42.0

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	57	11,361,884	0.8	7.38	79.2	623	6.8
10.001 - 15.000	43	8,064,008	0.5	7.16	77.4	627	12.8
15.001 - 20.000	115	18,287,933	1.2	7.28	80.4	625	17.9
20.001 - 25.000	268	35,492,955	2.4	7.32	80.3	621	22.7
25.001 - 30.000	432	65,914,377	4.5	7.29	79.1	613	27.7
30.001 - 35.000	821	145,859,500	9.9	7.20	80.1	628	32.7
35.001 - 40.000	1,279	238,428,192	16.1	7.12	80.7	631	37.8
40.001 - 45.000	1,744	344,411,166	23.3	7.13	80.9	634	42.8
45.001 - 50.000	2,406	492,917,654	33.4	7.17	81.5	629	47.7
50.001 - 55.000	521	114,661,815	7.8	7.12	79.1	603	52.7
55.001 - 60.000	4	957,378	0.1	7.68	80.0	571	55.5
65.001 - 70.000	2	140,514	-	7.40	86.5	615	67.9
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	4	1,359,417	0.3	6.39	77.9	662	9.0
10.001 - 15.000	10	3,027,370	0.7	6.56	69.7	640	13.0
15.001 - 20.000	14	3,759,550	0.9	6.67	82.2	637	18.2
20.001 - 25.000	35	7,368,075	1.7	6.91	80.4	641	22.8
25.001 - 30.000	51	11,797,780	2.7	6.78	80.4	645	27.7
30.001 - 35.000	162	42,701,218	9.7	6.66	79.4	656	32.7
35.001 - 40.000	261	70,103,295	16.0	6.66	80.3	658	37.9
40.001 - 45.000	444	123,959,237	28.2	6.66	80.8	658	43.0
45.001 - 50.000	582	167,828,373	38.2	6.69	81.0	655	47.8
50.001 - 55.000	26	7,400,904	1.7	6.44	82.8	651	52.1
Total:	1,589	439,305,220	100.0	6.67	80.6	656	42.0

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.50	96	26,115,366	6.0	6.70	81.5	649	40.9
2.00	452	134,230,664	30.9	6.69	80.8	646	42.0
3.00	1,022	274,019,430	63.1	6.66	80.5	661	42.1
Total:	1,570	434,365,460	100.0	6.67	80.6	656	42.0

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	833	227,210,251	52.3	6.65	80.6	662	42.4
1.50	549	150,791,285	34.7	6.62	81.4	648	41.6
2.00	188	56,363,924	13.0	6.92	78.7	653	41.4
Total:	1,570	434,365,460	100.0	6.67	80.6	656	42.0

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	7	454,494	-	7.01	16.8	644	34.7
20.001 - 30.000	15	1,041,267	0.1	7.39	25.9	585	37.0
30.001 - 40.000	39	6,327,309	0.4	7.02	35.3	606	37.8
40.001 - 50.000	83	11,858,581	0.8	7.20	46.1	578	40.0
50.001 - 60.000	170	32,350,489	2.2	7.20	56.1	590	40.2
60.001 - 70.000	444	93,633,231	6.3	7.36	66.8	588	40.7
70.001 - 80.000	4,099	862,602,096	58.4	6.88	79.1	636	42.0
80.001 - 90.000	1,758	371,217,944	25.1	7.36	87.7	617	41.3
90.001 - 100.000	1,077	97,011,962	6.6	8.74	97.6	645	41.8
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

  *     Note, for second liens, CLTV is employed in this calculation